UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☐                            Filed by a Party other than the Registrant  ☒

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Oshkosh Corporation
(Name of Registrant as Specified In Its Charter)

Icahn Partners LP

Icahn Partners Master Fund LP

Icahn Partners Master Fund II L.P.

Icahn Partners Master Fund III L.P.

High River Limited Partnership

Hopper Investments LLC

Barberry Corp.

Icahn Onshore LP

Icahn Offshore LP

Icahn Capital L.P.

IPH GP LLC

Icahn Enterprises Holdings L.P.

Icahn Enterprises G.P. Inc.

Beckton Corp.

Carl C. Icahn

A.B. Krongard

Vincent J. Intrieri

Samuel Merksamer

José Maria Alapont

Daniel A. Ninivaggi

Marc F. Gustafson

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	1)	Title of each class of securities to which transaction applies:

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On January 11, 2012, Carl C. Icahn and affiliated entities filed amendment No. 6 to Schedule 13D relating to Oshkosh Corporation, a copy of which is filed herewith as Exhibit 1.

ON DECEMBER 15, 2011, THE PARTICIPANTS (AS DEFINED BELOW) FILED A DEFINITIVE PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, A.B. KRONGARD, VINCENT J. INTRIERI, SAMUEL MERKSAMER, JOSE MARIA ALAPONT, DANIEL A. NINIVAGGI AND MARC F. GUSTAFSON, ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II L.P., ICAHN PARTNERS MASTER FUND III L.P., HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, AND BECKTON CORP. (COLLECTIVELY, THE “PARTICIPANTS”) FROM THE SHAREHOLDERS OF OSHKOSH CORPORATION FOR USE AT ITS 2012 ANNUAL MEETING OF SHAREHOLDERS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS. THE DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY IS AVAILABLE TO SHAREHOLDERS OF OSHKOSH CORPORATION FROM THE PARTICIPANTS AT NO CHARGE AND IS ALSO AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV OR BY CONTACTING D.F. KING & CO., INC. BY TELEPHONE AT THE FOLLOWING NUMBERS: SHAREHOLDERS CALL TOLL–FREE: (800) 659–5550 AND BANKS AND BROKERAGE FIRMS CALL: (212) 269–5550.

EXHIBIT 1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934

(Amendment No. 6)*

Oshkosh Corporation

(Name of Issuer)

Common Stock, Par Value $0.01

(Title of Class of Securities)

688239201

(CUSIP Number)

Keith Schaitkin, Esq. Icahn Capital LP 767 Fifth Avenue, 47th Floor New York, New York 10153 (212) 702-4300

(Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications)

January 11, 2012

(Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of Section 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box  ☐.

NOTE: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Rule 13d-7 for other parties to whom copies are to be sent.

*	The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

SCHEDULE 13D

Item 1. Security and Issuer

This statement constitutes Amendment No. 6 to the Schedule 13D relating to the Common Stock, par value $0.01 (the “Shares”), issued by Oshkosh Corporation (the “Issuer”), and hereby amends the Schedule 13D filed with the Securities and Exchange Commission on June 30, 2011 and amended by Amendment Nos. 1 through 5 thereto (as amended, the “Initial Schedule 13D”), on behalf of the Reporting Persons (as defined in the Initial Schedule 13D), to furnish the additional information set forth herein. All capitalized terms contained herein but not otherwise defined shall have the meanings ascribed to such terms in the Initial Schedule 13D.

Item 4. Purpose of Transaction

Item 4 of the Initial Schedule 13D is hereby amended by adding the following:

On January 11, 2012, the Reporting Persons delivered a presentation regarding the Issuer. A copy of the presentation is filed herewith as an exhibit and incorporated herein by reference, and any descriptions herein of the presentation are qualified in their entirety by reference to the presentation filed herewith.

ON DECEMBER 15, 2011, THE PARTICIPANTS (AS DEFINED BELOW) FILED A DEFINITIVE PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, A.B. KRONGARD, VINCENT J. INTRIERI, SAMUEL MERKSAMER, JOSE MARIA ALAPONT, DANIEL A. NINIVAGGI, MARC F. GUSTAFSON, ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II L.P., ICAHN PARTNERS MASTER FUND III L.P., HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, AND BECKTON CORP. (COLLECTIVELY, THE “PARTICIPANTS”) FROM THE SHAREHOLDERS OF OSHKOSH CORPORATION FOR USE AT ITS 2012 ANNUAL MEETING OF SHAREHOLDERS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS. THE DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY IS AVAILABLE TO SHAREHOLDERS OF OSHKOSH CORPORATION FROM THE PARTICIPANTS AT NO CHARGE AND IS ALSO AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV OR BY CONTACTING D.F. KING & CO., INC. BY TELEPHONE AT THE FOLLOWING NUMBERS: SHAREHOLDERS CALL TOLL–FREE: (800) 659–5550 AND BANKS AND BROKERAGE FIRMS CALL: (212) 269–5550.

Item 7. Material to be Filed as Exhibits

1.	Presentation

SIGNATURE

After reasonable inquiry and to the best of each of the undersigned knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

Dated: January 11, 2012

ICAHN PARTNERS MASTER FUND LP

ICAHN PARTNERS MASTER FUND II LP

ICAHN PARTNERS MASTER FUND III LP

ICAHN OFFSHORE LP

ICAHN PARTNERS LP

ICAHN ONSHORE LP

BECKTON CORP.

HOPPER INVESTMENTS LLC

BARBERRY CORP.

HIGH RIVER LIMITED PARTNERSHIP

By:	Hopper Investments LLC, general partner

By:	/s/ Edward E. Mattner
Name:	Edward E. Mattner
Title:	Authorized Signatory

ICAHN CAPITAL LP

By:	IPH GP LLC, its general partner
By:	Icahn Enterprises Holdings L.P., its sole member
By:	Icahn Enterprises G.P. Inc., its general partner

IPH GP LLC

By:	Icahn Enterprises Holdings L.P., its sole member
By:	Icahn Enterprises G.P. Inc., its general partner

ICAHN ENTERPRISES HOLDINGS L.P.

By:	Icahn Enterprises G.P. Inc., its general partner

ICAHN ENTERPRISES G.P. INC.

By:	/s/ Dominick Ragone
Name:	Dominick Ragone
Title:	Chief Financial Officer

/s/ Carl C. Icahn
CARL C. ICAHN

A RESPONSE TO RECENTLY FILED PROXY MATERIAL Oshkosh Corporation Exhibit 1

THIS PRESENTATION INCLUDES INFORMATION BASED ON DATA FOUND IN FILINGS WITH THE SEC, INDEPENDENT INDUSTRY PUBLICATIONS AND OTHER SOURCES. ALTHOUGH WE BELIEVE THAT THE DATA IS RELIABLE, WE DO NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THIS INFORMATION AND HAVE NOT INDEPENDENTLY VERIFIED ANY SUCH INFORMATION. WE HAVE NOT SOUGHT, NOR HAVE WE RECEIVED, PERMISSION FROM ANY THIRD-PARTY TO INCLUDE THEIR INFORMATION IN THIS PRESENTATION.

MANY OF THE STATEMENTS IN THIS PRESENTATION REFLECT OUR SUBJECTIVE BELIEF. ALTHOUGH WE HAVE REVIEWED AND ANALYZED THE INFORMATION THAT HAS INFORMED OUR OPINIONS, WE DO NOT GUARANTEE THE ACCURACY OF ANY SUCH BELIEFS.

SECTIONS OF THIS PRESENTATION REFER TO THE EXPERIENCE OF OUR NOMINEES AS DIRECTORS OR OFFICERS OF OTHER COMPANIES. WE BELIEVE THEIR EXPERIENCE AT THESE COMPANIES WAS A SUCCESS AND RESULTED IN AN INCREASE IN SHAREHOLDER VALUE THAT BENEFITED ALL SHAREHOLDERS. HOWEVER, THE SUCCESS AT THESE COMPANIES IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS AT OSHKOSH IF OUR NOMINEES WERE TO BE ELECTED TO THE OSHKOSH BOARD OF DIRECTORS.

ALL STOCKHOLDERS OF OSHKOSH ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT, THE GOLD PROXY CARD AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE PARTICIPANTS FROM THE STOCKHOLDERS OF OSHKOSH FOR USE AT THE 2012 ANNUAL MEETING OF SHAREHOLDERS OF OSHKOSH BECAUSE THEY CONTAIN IMPORTANT INFORMATION. THE DEFINITIVE PROXY STATEMENT AND FORM OF PROXY ALONG WITH OTHER RELEVANT DOCUMENTS ARE AVAILABLE AT NO CHARGE ON THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV OR BY CONTACTING D.F. KING & CO., INC. BY TELEPHONE AT THE FOLLOWING NUMBERS: STOCKHOLDERS CALL TOLL–FREE: (800) 659-5550 AND BANKS AND BROKERAGE FIRMS CALL: (212) 269-5550. IN ADDITION, THE PARTICIPANTS WILL PROVIDE COPIES OF THE DEFINITIVE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. INFORMATION RELATING TO THE PARTICIPANTS IS CONTAINED IN THE DEFINITIVE SCHEDULE 14A FILED BY THE PARTICIPANTS WITH THE SEC ON DECEMBER 15, 2011.

Special note regarding this presentation 2

Sources: Bloomberg, 2012 Estimates are Bloomberg consensus
A new set of comps
Oshkosh management has recently
argued that their low SGA margins
relative to a peer group should be a
positive benchmark
SGA margins alone do not drive
shareholder returns…
Compared to that same peer group
Oshkosh has:
The LOWEST projected
operating income margin
The LOWEST 2012 projected
EPS growth
The LOWEST 2011 shareholder
return

Ticker
2012 Operating
Income Margin
2012 EPS
Growth
2011 Total
Shareholder
Return
ATK 11.7% -5.4% -34.42%
CRDN 18.9% -12.6% 39.33%
CMI 14.2% 12.5% 96.87%
DOV 16.1% 9.0% 45.52%
FSS 6.2% 250.4% -28.51%
FRPT 5.7% 83.1% 6.53%
GD 12.0% 5.3% 2.41%
MTW 8.3% 169.9% -6.59%
NAV 5.2% 14.6% -1.99%
NOC 11.1% -2.7% 22.99%
PCAR 9.7% 21.9% 8.27%
RTN 11.1% 4.4% -0.41%
TEX 5.4% 252.0% -31.80%
DHR 17.5% 16.5% 25.59%
ETN 16.1% 10.9% 44.85%
PH 11.1% 16.5% 46.37%
OSK 3.6% -52.5% -42.26%

MOVE without urgency
The company has claimed they have taken “decisive action” and initiated what was allegedly a “comprehensive review” but recently stated that the primary result of that review was simply – “business model reaffirmed”
As a shareholder, we would expect, given recent “unprecedented "challenges, Oshkosh would look for ways to enhance shareholder value and drive operating performance rather than continuing with the existing business model
How did this reaffirmation help shareholders? It seems to us that the only beneficiary is the management team who has allegedly been reaffirmed
The company has disclosed their time frames and goals for restructuring activities
250 basis points of operating income margin opportunity by              a portion of which seems to be simply
related to an eventual market recovery through the absorption of fixed costs; it is not clear what portion if any is actually related to reduction of costs
The company has stated that their manufacturing footprint rationalizations (20% reduction on a company that has over $7 Billion in sales) will take 5 years to generate $33 million of savings
In our opinion this calls into question the company’s ability to generate any meaningful cost savings on a going forward basis

2016

A more balance board
The company has criticized the Icahn slate for lacking experience in Defense and Construction Equipment  though the assertion is factually inaccurate
Mr. Alapont was formerly President/CEO of Iveco which built defense, fire and construction products
Mr. Intrieri is on the board of Motorola Solutions which sells to municipal, federal and defense customers
Mr. Krongard spent several years as Executive Director for the CIA
None of Oshkosh board members have substantial experience in construction equipment
None of the Oshkosh board members that we are seeking to replace (other than founder’s son – Mosling and Szews) have defense experience
6 out of 13 board members at Oshkosh are former CFOs
The Icahn slate brings key skills to the board

Key Skills & Experience
brought to the board
Icahn Slate Outside Oshkosh Directors we are
seeking to replace
International business
YES NO
Specialty Vehicle
YES NO
Fire Apparatus Manufacturing
YES NO
Commercial Vehicle Manufacturing
YES NO
Developing M&A Strategies
YES NO
Business turnaround
YES ?
Building strong management teams
YES ?
Strong Financial/Investing
YES ?

Relative track records
The company has criticized Icahn’s investment track record
We believe the Icahn track record speaks for itself
Apparently Icahn and Oshkosh had a different strategy for weathering the turbulent markets of 2011
Oshkosh stock was lower at the end of 2011 than it was at the end of 2003
From 2007-2011 Oshkosh stock was down 55.84%

2011
Oshkosh Price Appreciation -39.3%
Icahn Investment Funds Performance 34.73%

Management turnover problem

Oshkosh has experienced a surprising amount of turnover at the division head level in the last 5 years
Defense – 4 separate division heads (including Szews on an interim basis) with the two recent appointees being outsiders
JLG – Szews (for 5 months after the acquisition) and two other division heads
Fire & Emergency – at least 4 different division heads
Purchasing / Procurement – 3 different heads, the last two outsiders
Manufacturing – Two different heads, most recently an outsider, the second of which recently left the company
The inability to maintain stability or source management internally may contribute to operational instability
All divisions are currently run by executives with sales/marketing background and the company has lost two separate manufacturing chiefs in the last few years
Restructuring and FMTV execution issues are not surprising to us given reduced manufacturing expertise
Shareholders should ask who is currently responsible for the facility optimization plans?